UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2008

ALPHA SECURITY GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33354	03-0561397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 West 77th Street, New York, New York	10024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 877-1588

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 26, 2008, Alpha Security Group Corporation (the “Company”) issued the attached press release.

Item 9.01	Financial Statements And Exhibits.

(c)	Exhibits:

Exhibit 99.1	Press release dated September 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2008

ALPHA SECURITY GROUP CORPORATION

By:	/s/ Steve Wasserman
Name: Steve Wasserman Title: Chief Executive Officer and President